                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 18, 1995

                           TELE-COMMUNICATIONS, INC.
                                      and
                            TCI COMMUNICATIONS, INC.

          (Exact Name of Each Registrant as Specified in its Charter)

                                    DELAWARE
       (State or Other Jurisdiction of Incorporation of Each Registrant)

              0-20421                          84-1260157
                and                                and
              0-5550                          84-0588868
     (Commission File Numbers)    (I.R.S. Employer Identification Nos.)

                                TERRACE TOWER II
                                5619 DTC PARKWAY
                        ENGLEWOOD, COLORADO  80111-3000
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code:  (303) 267-5500
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ITEM 5.  OTHER EVENTS.
         ------------

     On December 18, 1995, Tele-Communications, Inc. (the "Company") received a copy of a complaint filed by Clarence L. Elder, both Individually and as the Group Representative, as defined in the complaint, in the Circuit Court for Baltimore City, Baltimore, Maryland, against the Company and other defendants. Clarence L. Elder vs. Tele-Communications, Inc. et al., Case No.
------------------------------------------------------
95345001/CL205580. The allegations made in the complaint pertain to Elder's interest in United Cable Television of Baltimore Limited Partnership. Elder claims he was wrongfully denied certain preference distributions, rights to purchase stock, rights to escrow funds and tax distributions. Elder claims entitlement to compensatory damages in excess of $70,000,000, plus punitive damages in excess of $450,000,000. Elder asserts claims for: breach of contract; negligent misrepresentation; negligence; unjust enrichment; conversion; fraud; and breach of fiduciary duty.

     The Company is evaluating the complaint.

                                      -2-
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 1995

                                 TELE-COMMUNICATIONS, INC.
                                 (Registrant)


                                 By:   /s/ Stephen M. Brett
                                      ----------------------------------------
                                      Name: Stephen M. Brett
                                      Title:  Executive Vice President,
                                              General Counsel and Secretary


                                 TCI COMMUNICATIONS, INC.
                                 (Registrant)


                                 By:  /s/ Stephen M. Brett
                                      ----------------------------------------
                                      Name: Stephen M. Brett
                                      Title:  Senior Vice President
                                              and Secretary

                                      -3-